UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2025
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company's 2025 Annual Meeting was held on April 30, 2025. As of March 3, 2025, the record date for the 2025 Annual Meeting, there were 311,531,359 shares of the Company's common stock outstanding and entitled to vote. Following are the voting results for the proposals considered and voted upon at the 2025 Annual Meeting.

1.	ELECTION OF CLASS II DIRECTORS

Shareholders elected Evan Bayh, Jeffrey C. Campbell, Kimberly N. Ellison-Taylor and Kim K.W. Rucker as Class II directors, each to serve a term expiring on the date of the Company’s 2028 annual meeting of shareholders and until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Evan Bayh	197,712,789	14,671,570	547,760	52,966,780
Jeffrey C. Campbell	201,880,494	10,461,701	589,924	52,966,780
Kimberly N. Ellison-Taylor	203,890,214	8,237,611	804,294	52,966,780
Kim K.W. Rucker	198,842,705	13,548,445	540,969	52,966,780

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR 2025

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending December 31, 2025, by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
261,997,517	3,087,137	814,245	—

3.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
197,907,693	14,033,851	990,575	52,966,780

4.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
210,374,644	1,714,994	842,481	52,966,780

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY PROVISIONS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate supermajority provisions did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
210,138,170	2,012,176	781,773	52,966,780

6.	SHAREHOLDER PROPOSAL SEEKING A SIMPLE MAJORITY VOTE

The shareholder proposal seeking a simple majority vote was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
102,780,412	108,974,674	1,177,033	52,966,780

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 2, 2025	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Chief Legal Officer and Corporate Secretary